SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Meridian Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 039J4C C O Y Votes submitted electronically must be received by 1:00am, Eastern Time, on June 17, 2020. WWW.investorvote.com/EBSB Step 1: Go to www.investorvote.com/EBSB. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/EBSB or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice + + Important Notice Regarding the Availability of Proxy Materials for the Meridian Bancorp, Inc. Stockholder Meeting to be Held on June 17, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 7, 2020 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Meridian Bancorp, Inc.’s Annual Meeting of Stockholders will be held on Wednesday, June 17, 2020 at Peabody, Massachusetts Office of East Boston Savings Bank, 67 Prospect Street, Peabody, Massachusetts, at 11:00 a.m. Local Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS: 1. Election of Directors: 01 – Cynthia C. Carney 02 – Edward J. Merritt 03 – Joyce A. Murphy 2. The ratification of the appointment of Wolf & Company, P.C. as independent registered public accounting firm of Meridian Bancorp, Inc. for the fiscal year ending December 31, 2020. 3. An advisory (non-binding) resolution to approve the Company’s executive compensation as described in the proxy statement. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Stockholder Meeting Notice East Boston Savings Bank ESOP and 401(k) Plan Participants. If you participate in the East Boston Savings Bank 401(k) Plan or the East Boston Savings Bank Employee Stock Ownership Plan (“ESOP”), and your plan account has investments in shares of Meridian Bancorp, Inc. stock, you must provide voting instructions to the plan trustee (by proxy card, the internet or telephone) for your shares to be voted according to your instructions. Each plan participant’s voting instructions will also direct the trustee to vote any unvoted shares and the unallocated shares held in the ESOP in the same ratio as the shares for which voting instructions have been received by the trustee, subject to the trustee’s fiduciary duties. Unvoted shares held in the 401(k) Plan will be voted in the trustee’s discretion. Your voting instructions to the plan trustee will be held in strict confidence and will not be revealed to any employee or director of the Company or East Boston Savings Bank. The deadline to provide voting instructions for shares held in the foregoing plans is Friday, June 12, 2020. You will not be able to submit voting instructions or change prior voting instructions after this deadline. If you require directions to the Stockholder Meeting, please call 800-657-3272. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/EBSB. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Meridian Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 7, 2020.